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                                                                   EXHIBIT 10.14

                                   COMPOSITE
                 NON-COMPETITION AND CONFIDENTIALITY AGREEMENT
                 ---------------------------------------------
                                  (AS AMENDED)

          THIS NON-COMPETITION AND CONFIDENTIALITY AGREEMENT (this "Agreement") is made as of this 17th day of August, 2000 by and between AQUASOURCE, INC. (the "Company"), a subsidiary of DQE, Inc., and FRANK A. HOFFMANN (the "Employee").

          WHEREAS, Employee currently serves as President of the Company; and

          WHEREAS, as of the date hereof, Employee is being granted stock options pursuant to the DQE Long-Term Incentive Plan (the "Grant").

          NOW, THEREFORE, in consideration of the Grant, the enhanced severance benefits as set forth below and the mutual covenants set forth herein, and intending to be legally bound, the parties to this Agreement agree as follows:

          1.   Acknowledgments.  The Employee acknowledges that: (a) the Company
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is presently engaged in the following businesses: (i) the design, construction, operation and management of water facilities, (ii) the design, construction, operation and management of water and wastewater utilities, and (iii) the production and distribution of bottled water (collectively, the "Present Business of the Company"); (b) as a key employee of the Company, the Employee has been and will continue to be in a position of trust and confidence in which the Employee has been and will learn of, have access to, and develop proprietary, confidential, and trade secret information related to the business and operation of the Company; (c) the Company would be seriously and irreparably injured by unauthorized or inappropriate disclosure of any such information; (d) the documents and information regarding the Company's customers, suppliers, services, products, techniques, methods of operation, business plans and forecasts, sales, pricing, and costs are highly confidential and constitute trade secrets; (e) the Employee has developed and will further develop relationships of special trust and confidence with the Company's customers and its employees, and such relationships of trust and confidence are of great value and importance to the Company and are for the Company's exclusive benefit; (f) in exchange for the covenants and other promises made by the Employee in this Agreement the Employee has received valuable rights; (g) the Employee has read and understands the provisions of this Agreement and the Employee has been given an opportunity for the Employee's legal counsel to review this Agreement; and
(h) the provisions of this Agreement are reasonable.

          2.   Disclosure of Confidential Information.  Confidential Information
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(as defined below) shall at all times remain the property of the Company.  The
Employee will safeguard and maintain on the premises of the Company, to the extent possible in the performance of the Employee's work for the Company, all documents and things that contain or embody Confidential Information. Except as required as part of the Employee's duties to the Company, the Employee will not, during the Employee's employment by the Company or thereafter, directly or indirectly use, divulge, disseminate, disclose, lecture, upon, or publish any Confidential Information without having first obtained written permission from the Company to do so. Upon termination of employment, or upon request by the Company, the Employee will deliver to the
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Company all materials containing Confidential Information then in the Employee's possession or under the Employee's control.

          "Confidential Information" shall mean all information disclosed to the Employee or known by the Employee as a consequence of or through the Employee's employment by the Company, which is not generally known in the industry in which the Company and/or an affiliate (i.e., another company the majority interest of which is owned by the Company or by a direct or indirect parent or subsidiary of the Company) is or may become engaged, about the Company's or an affiliates' business, products, processes, and services, including but not limited to information relating to research, development, inventions, computer program designs, flow charts, source and object codes, products and services under development, pricing and pricing strategies, marketing and selling strategies, power generating, servicing, purchasing, accounting, engineering, costs and costing strategies, sources of supply, customer lists, customer requirements, business methods or practices, training and training programs, and related documentation. It includes, but is not limited to, proprietary information and trade secrets of the Company and its affiliates. It will be presumed that information supplied to the Company and its affiliates from outside sources is Confidential Information unless and until it is designated otherwise.

          3.   Restrictions on Competition.  The Employee covenants and agrees
               ---------------------------
that while employed by the Company and for a period of one (1) year following the termination of the Employee's employment for any reason, the Employee shall not engage, directly or indirectly, whether as principal or as agent, officer, director, employee, consultant, shareholder, independent contractor, or otherwise, alone or in association with any other domestic or foreign person, corporation or other entity, in a Competing Business (as defined below) within the continental United States of America; provided, however, that the Employee shall have the right to accept employment with a Competing Business whose business is diversified (the "Diversified Business"), if the employment is with a part of the Diversified Business which is not a Competing Business and if, prior to accepting such employment, the Employee furnishes written assurances reasonably satisfactory to the Company from the Diversified Business and from the Employee that the Employee will not render services directly or indirectly in connection with any Competing Business. The term "Competing Business" shall mean (a) Acquisition Partners, Inc., and (b) any person, corporation, or other entity engaged in (i) the Present Business of the Company (as defined in Section 1 of this Agreement), (ii) telecommunications, and electric distribution businesses or (iii) any other business in which the Company was engaged, or with respect to which the Company had taken substantial steps to engage in, as of the Employee's date of termination of employment. The Employee acknowledges that the Company conducts or intends to conduct business within the geographic area specified and, therefore, the Employee acknowledges that this restriction is reasonable and necessary to protect Company's business and that it will not prevent the Employee's gainful employment by others.

          4.   Solicitation of Customers.  The Employee covenants and agrees
               -------------------------
that while employed by the Company, and for a two (2) year period following termination of employment for any reason, the Employee shall not, directly or indirectly, solicit the business of, or do business with, any Customer, or otherwise deal in a manner adverse to the Company with respect to such Customer. The term "Customer" shall mean any customer, supplier, or prospective customer or supplier of the Company or an affiliate of the Company with whom the Employee has or had direct

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or indirect contact or about whom the Employee may have acquired any knowledge while employed by the Company.

          5.   Solicitation of Employees.  During the Employee's employment, and
               -------------------------
for a two (2) year period following termination of employment for any reason, the Employee shall not, directly or indirectly, solicit the services of any employee of the Company, induce such employees to terminate their employment, or otherwise deal in a manner adverse to the Company with respect to such employees. If, during the Employee's employment, the Employee is approached or contacted by any employee or former employee of the Company suggesting, proposing, recruiting or inducing the Employee to terminate employment with the Company, the Employee shall notify the Company immediately in writing.

          6.   Ownership of Intellectual Property.  The Employee agrees that all
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inventions, improvements, developments and/or discoveries (whether or not patentable), and all works of authorship (whether or not copyrightable) (hereinafter collectively "Intellectual Property"), which are conceived of, created, or made within the scope of the Employee's employment by the Company, whether solely or jointly with others, shall be the sole and exclusive property of the Company. The Employee further agrees to promptly and fully disclose all such Intellectual Property and to execute, acknowledge, and deliver, upon request of the Owner and without further compensation, either during or subsequent to employment, all instruments which are desirable or necessary to prosecute an application for and to acquire, maintain, and enforce all patents, copyrights or registrations covering such Intellectual Property in all countries. Moreover, the Employee hereby conveys, assigns, and transfers the Employee's entire right, title, and interest in and to such Intellectual Property to the Company and otherwise agrees to cooperate as necessary to perfect the Company's rights and ownership to such Intellectual Property. Upon termination of employment, or upon request by the Company, the Employee will deliver to the Company all materials relating to Intellectual Property then in the Employee's possession or under the Employee's control.

          7.   Rights and Remedies Upon Breach.  If the Employee breaches, or
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threatens to breach, any material terms and conditions of this Agreement, then the Company shall have the following rights and remedies, each of which shall be independent of the other and severally enforceable, and all of which rights and remedies shall be in addition to, and not in lieu of, any other rights and remedies available to the Company under law or equity:

               (a) Specific Performance.  The right and remedy to have all
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     provisions of this Agreement specifically enforced by any court having equity jurisdiction, including obtaining an injunction to prevent any continuing violation of this Agreement; the Employee acknowledges that the Employee's services to the Company are of a unique character and have a special value to the Company, that any such breach or threatened breach will cause irreparable injury to the Company, and that money damages will be difficult to ascertain and will not provide an adequate remedy to the Company.

               (b) Accounting.  The right and remedy to require the Employee to
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     account for and pay over to the Company all compensation, profits, monies, accruals, increments, or other benefits derived or received by the Employee as a result of any transactions constituting a breach of any material provision of this Agreement.

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               (c) Damages, Costs, and Attorney Fees.  If the Employee is found
                   ---------------------------------
     to have breached this Agreement by a court, the Employee shall be liable for and agree to pay the Company: (i) all damages suffered by the Company as a result of the breach, and (ii) all costs and reasonable attorney fees and costs incurred by the Company to enforce its rights under this Agreement.

          8.   Obligations Survive Termination of Employment.  The termination
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of the Employee's employment for whatever reason shall not impair or relieve the
Employee of any of the Employee's obligations under this Agreement which, by their express terms or by implication, extend beyond the term of the Employee's employment.

          9.   Binding Effect and Assignability.  This Agreement may not be
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assigned by either party without the prior written consent of the other party, except that in the event Company should undergo any change in ownership or change in structure or control, or should Company transfer some or all of its assets to another entity, this Agreement may be assigned by Company without the Employee's further consent to any company, business, partnership, individual or entity, and that the Employee will continue to remain bound by this Agreement. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, legatees, devisees, personal representatives, successors and assigns.

          10.  Notice to New Employer and Notice to the Company.  The Employee
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agrees that, prior to the commencement of any new employment, the Employee will furnish the new employer with a copy of this Agreement. The Employee also agrees that the Company may advise any new or prospective employer of the Employee of the existence and terms of this Agreement and furnish the employer with a copy of this Agreement. Accordingly, the Employee agrees to notify the Company prior to the commencement of any new employment of the name of the new employer.

          11.  Authorization to Modify Restrictions.  It is the intention of the
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parties that the provisions of this Agreement shall be enforceable to the fullest extent permissible by law, and that the unenforceability of any provision, in whole or in part, shall not render unenforceable, or impair, the remaining parts and provisions of this Agreement. If any provision of this Agreement shall be deemed unenforceable, in whole or in part, this Agreement shall be deemed amended to delete or modify the offending part and to alter the Agreement to render it valid and enforceable. Should a court determine that the character, duration, or geographical scope of any covenant of this Agreement is unreasonable in light of the circumstances as they then exist, then it is the intention and the agreement of the parties that this Agreement shall be construed by the court so as to impose only those restrictions on the conduct of the Employee which are reasonable in light of the circumstances as they then exist and as are necessary to assure the Company of the intended benefit of this Agreement.

          12.  Tolling.  The periods of time set forth in Section 3, 4 and 5 of
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this Agreement shall be extended, at the option of the Company, for a period of time equal to all periods during which the Employee is or was in violation of such provision and to extend the restricted period to run from the date of any injunction which may be issued against the Employee to enable the Company to receive the full benefit of these provisions.

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          13.  Waiver.  Waiver of any term or condition of this Agreement by any
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party shall not be construed as a waiver of a subsequent breach or failure of the same term or condition, or as a waiver of any other term or condition of this Agreement.

          14.  Governing Law.  This Agreement and all determinations made and
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actions taken pursuant to this Agreement shall be governed by the laws of the
Commonwealth of Pennsylvania other than the conflict of laws provisions of such laws, and shall be construed in accordance therewith.

          15.  Consent to Jurisdiction and Service of Process.  The Company and
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the Employee shall be deemed to have expressly agreed and consented to the personal jurisdiction of the Court of Common Pleas for Allegheny County, Pennsylvania and/or the United States District Court for the Western District of Pennsylvania with respect to any dispute or controversy related to, arising under, or in connection with this Agreement. The Company and the Employees shall also be deemed to have expressly agreed that such courts are convenient forums for the parties to any such controversy or dispute and for any potential witnesses and that process issued out of any such court or in accordance with the rules of practice of such court may be served by mail or other forms of substituted service to the Company at the address of its principal executive office and to the Employee at his or her last known address as reflected in the Company's records.

          16.  Termination of Employment; Severance Benefits.  (a) The
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Employee's employment may be terminated at any time by the Company for any reason, with or without Cause (as defined below). The Company shall continue to pay the Employee's base salary and all health and welfare benefits for 52 weeks to the Employee as severance pay upon any termination by Company without Cause (78 weeks if such termination without Cause occurs during the period from March 1, 2002 through and including September 30, 2002). Pension benefits will continue to accrue during the severance period if and to the extent permitted by the applicable plan or plans and the law. No severance pay will be due and payable if Employee is terminated for Cause or resigns from employment. For purposes of this Agreement, "Cause" shall mean any of the following that is demonstrably and materially injurious to the interest, property, operations, business or reputation of the Company or any of its affiliates: (i) the Employee's breach of (A) the Guidelines for Ethical Conduct of DQE and its Family of Companies; or (B) the Rules of Conduct set forth in Section Six of the DQE Policy Manual, each as in effect from time to time; (ii) the Employee's theft or embezzlement, or attempted theft or embezzlement, of money or property of the Company or its affiliates; the Employee's perpetration or attempted perpetration of fraud, or the Employee's participation in fraud or attempted fraud, on the Company or its affiliates; or the Employee's unauthorized appropriation of, or intentional attempt to misappropriate, any tangible or intangible assets or property of the Company or its affiliates; or (iii) any act or acts of disloyalty, misconduct, or moral turpitude by the Employee or the Employee's conviction of a crime.

          (b) Notwithstanding any provision herein to the contrary, the Company shall not have any obligation to pay any amount or provide any benefit, as the case may be, under this Agreement, unless and until the Employee executes (i) a release of the Company, its affiliates and related parties, in such form as the Company may reasonably request, of all claims against Company, its affiliates and related parties relating to the Employee's employment and termination

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thereof; and (ii) an agreement to continue to comply with, and be bound by,
Sections 2, 3, 4, 5 and 6 of this Agreement.

          17.  Entire Agreement.  This Agreement embodies the entire agreement
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and understanding between the parties and supersedes all prior agreements and understandings.

As originally executed August 17, 2000:

/s/ Robin J. Pancari                     /s/ Frank A. Hoffmann
----------------------                   ----------------------------
WITNESS                                  FRANK A. HOFFMANN

                                         AQUASOURCE, INC.

/s/ Karen M. Keast                       By: /s/ Martin J. Stanek
----------------------                       ----------------------
WITNESS
                                         Title: Vice President & General Counsel
                                                --------------------------------

As Amended February 28, 2002:

AQUASOURCE, INC.                         /s/ Frank A. Hoffmann
                                         ----------------------------
                                         FRANK A. HOFFMANN
By: /s/ Jon E. Evans
    ---------------------------------
Title:  Vice President & General Counsel
        --------------------------------

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